                                                                   EXHIBIT 10.13
                                    2BRIDGE

                        PROFESSIONAL SERVICES AGREEMENT


     This PROFESSIONAL SERVICES AGREEMENT (this "Agreement") is entered into by and between the customer whose name, address and other contact information are set forth as Exhibit A hereto ("Customer"), and 2Bridge ("2Bridge"), with offices at 221 Main Street, Suite 800, San Francisco, CA 94105, as of ____________ (the "Effective Date"), and describes the terms and conditions pursuant to which 2Bridge will provide certain professional services as defined below.

     In consideration of the mutual promises and upon the terms and conditions set forth below, the parties agree as follows:

1.  Definitions
    -----------

        1.1. "Application" means the software application to be developed by 2Bridge specifically for Customer at Customer's exclusive expense, in accordance with the Specifications, through the use of the Software and other proprietary programming tools of 2Bridge.

       1.2. "Confidential Information" means this Agreement, its Exhibits and any addenda hereto, all source code relating to the Application, the Software and Documentation, the 2Bridge Tools, and all information, data, drawings, benchmark tests, specifications, trade secrets, and any other proprietary information supplied to one party by the other, including all items defined as "confidential information" in any other agreement between Customer and 2Bridge, whether executed prior to or after the date of this Agreement, or any information identified in writing as proprietary and confidential when delivered to the other party. Confidential Information shall not include information that is: (i) publicly available, (ii) already in that party's possession and not subject to a confidentiality obligation, (iii) obtained from third parties without restrictions on disclosure or breach of a duty of nondisclosure by such third party, (iv) independently developed by that party without reference to Confidential Information, or (v) required to be disclosed by order of a court or other governmental entity.

       1.3. "Documentation" means any instructions, manuals, on-line help files, or other materials regarding the use of the Application.

       1.4. "2Bridge Tools" means all software programs of general applicability not specific or identifiable to the Application, as well as all development tools, software code modules, objects, subroutines, programming techniques, interfaces, specifications, designs, processes, techniques, concepts, improvements, discoveries, and inventions made or developed by 2Bridge, whether or not in connection with the Services, and as they may be further developed in the course of the development of the Application.

       1.5. "Software" means the 2Bridge computer software program(s) to be utilized hereunder, specified in Exhibit A attached hereto and incorporated herein by reference.

       1.6. "Specifications" means the written and approved specifications submitted and agreed to by the parties. The Specifications, when completed, shall be incorporated herein by reference.

2.  Scope of Services
    -----------------

       2.1. Services.  2Bridge shall provide the professional services (the
            --------
"Services") described in Exhibit B attached hereto, according to the milestone schedule set forth in Exhibit C attached hereto (the "Schedule"), both as may be amended from time to time by agreement of the parties. 2Bridge will retain the sole and exclusive right to control or direct the manner or means by which the Services are performed.

       2.2.   Change Orders.  If Customer desires an addition, modification, or
              -------------
change to the Specifications or the Application, other than a modification pursuant to the Warranty set forth in Section 8.1, Customer shall submit such request in writing authorizing such additional Services and setting forth the schedule, additional costs, and personnel and other resources required for the work to be performed (a "Change Order"). 2Bridge's acceptance and performance of any Change Order will be subject to its having the technical capability and qualified personnel to perform the work requested and to 2Bridge's acceptance of Customer's estimate of additional costs and completion times. 2Bridge shall not be obligated to perform any additional or different Services until it gives Customer written acceptance of the Change Order.

       2.3.   Software. The Services will generally consist of enhancements or
              --------
customizations to a current release of the Software, in accordance with the Specifications. 2Bridge will not be responsible for the migration or re-implementation of the Services or the Application for future releases of the Software unless Customer separately contracts for such migration or re-implementation.

3.   Customer's Duties and Responsibilities
     --------------------------------------

       3.1. Data and Information. Customer shall make available in a timely
            --------------------
manner at no charge to 2Bridge all computer facilities, data, programs, files, documentation, artwork, graphics, or other information and resources required by 2Bridge for the performance of the Services. Customer will be responsible for, and assumes the risk of any problems resulting from, the content, accuracy, completeness and consistency of all such data, materials and information supplied by Customer.

       3.2. Equipment. Customer shall provide, at no charge to 2Bridge,
            ---------
services, and equipment (such as copies, fax machines, and modems) as 2Bridge reasonably requires to perform the Services.

       3.3. Notification.  Customer shall promptly respond to all deliverables
            ------------
or reports requiring Customer acceptance, as well as all requests for information or Customer materials submitted by 2Bridge. All materials submitted by 2Bridge requiring such prompt response shall be prominently marked by 2Bridge as a "Deliverable" and shall specify the time required for response by Customer. Customer understands and agrees that time is of the essence in the performance of this Agreement, and failure to cooperate or provide such approvals or responses in the time required may result in delays or increased cost to Customer for the Services.

4.   Relationship of Parties
     -----------------------

       4.1. Independent Contractors.  Each party will be and act as an
            -----------------------
independent contractor and not as an agent or partner of, or joint venturer with, the other party for any purpose related to this Agreement or the transactions contemplated by this Agreement, and neither party by virtue of this Agreement will have any right, power or authority to act or create any obligation, expressed or implied, on behalf of the other party. Each party will be responsible for the supervision, direction and control of its own personnel and, except as otherwise set forth herein, shall bear its own costs and expenses in connection with the Services.

       4.2. Contact Person.  Each party will appoint in writing an employee or
            --------------
agent of such party to act as the "Contact Person" for all communication between the parties related to the Services. The Contact Person will be responsible for monitoring the status of the Services and will schedule regular meetings with both technical and management personnel of each party to review the status of the Services. The initial Contact Person for each Party is set forth in Exhibit A hereto, and either party may change its Contact Person upon written notice to the other.

       4.3. Nonsolicitation. Customer acknowledges and agrees that the employees
            ---------------
and consultants of 2Bridge who perform the Services are valuable assets to 2Bridge and are difficult to replace. Accordingly, Customer agrees that, for a period of six (6) months after the completion of the Services, it will not offer employment as an employee, independent contractor, or consultant to any 2Bridge employee or consultant who performs any of the Services.

       4.4. Services for Others. Customer understands and acknowledges that
            -------------------
2Bridge performs and shall continue to perform services substantially similar to the Services to other licensees of the Software, and nothing herein shall be interpreted as restricting 2Bridge or any of its employees from performing such services for third parties.

5.   Fees and Payments
     -----------------

       5.1. Fees. Customer shall pay 2Bridge the fees set forth on Exhibit A
            ----
attached hereto and incorporated herein by reference. 2Bridge will invoice Customer upon acceptance by Customer of each milestone set forth on Exhibit C hereto. All payments for fees and expenses must be made within thirty (30) days of the date of invoice, or shall then be considered overdue and subject to interest as provided in Section 5.4 below. If the Customer's procedures require that an invoice be submitted against a purchase order before payment can be made, the Customer will be responsible for issuing such purchase order 30 days before the payment due date.

       5.2. Expenses. Customer shall reimburse all reasonable travel and other
            --------
related expenses incurred by 2Bridge in performance of the Services.

       5.3. Taxes. Customer shall pay or reimburse any and all federal, state,
            -----
dominion, provincial or local sales, use, personal property, excise, or other taxes, fees or duties arising from or related to this Agreement (other than taxes based on 2Bridge's net income).

       5.4. Interest. Customer shall pay 2Bridge a late fee of one and one-half
            --------
percent (1.5%) per month, or the highest rate permitted by law, whichever is less, on the outstanding balance of any fees or expenses not paid within thirty
(30) days of the date of invoice. However, nothing herein shall limit 2Bridge's right to terminate this Agreement under Section 11.3. Customer shall reimburse 2Bridge for all reasonable costs incurred (including reasonable attorney's fees) in collecting past due amounts.

       5.5. Conflicting Terms.  No terms, provisions or conditions of any
            -----------------
purchase order or other business form or written authorization used by Customer will have any effect on the rights, duties or obligations of the parties under, or otherwise modify, this Agreement, regardless of any failure of 2Bridge to object to such terms, provisions, or conditions.

       5.6. No Offset.  Fees and expenses due from Customer under this Agreement
            ---------
may not be withheld or offset by Customer for any reason.

6.   Ownership of Work Product
     -------------------------

     6.1.  Application.
           -----------

           (a) The Application has been specifically ordered and commissioned by Customer. 2Bridge agrees that the Application, in its entirety, is a "work made for hire" for copyright purposes, with all copyrights in the complete Application owned by Customer.

           (b) To the extent that the Application does not qualify as a work for hire under applicable law, and to the extent that the Application includes material subject to copyright, patent, trade secret, or other proprietary right protection, 2Bridge hereby assigns Customer, its successors and assigns, all rights, title and interest in and to the Application including without limitation all copyrights and equivalent rights in the Application throughout the world, and in all renewals and extensions of such rights that may be secured under the laws now or hereafter in force and effect in the United States of America or in any other country or countries.

           (c) At Customer's expense, 2Bridge shall execute and deliver such instruments and take such other action as may be requested by Customer to perfect or protect Customer's rights in the Application and to carry out the assignments contemplated in subparagraph (b) of this section. In this regard, 2Bridge agrees to cooperate with Customer in the filing and prosecution of any copyright or patent applications that Customer may elect to file on the Application. Customer acknowledges that 2Bridge has taken no action to assist in the registration of the copyrights or the Application and will do so only and when requested by Customer.

       6.2. 2Bridge Tools.
            -------------

           (a) Notwithstanding the foregoing, 2Bridge shall own and retain all right, title and interest in the Software, 2Bridge Tools, and any technology developed by 2Bridge hereunder which is not specifically part of the Application, including without limitation all intellectual property rights therein. Customer acknowledges and agrees that the Application will be based upon the Software and that licenses from 2Bridge to use the Software will be required for the operation of the Application. Such licenses shall be on 2Bridge's standard terms and conditions for such licenses and will be granted separately.

           (b)  License Grant. Subject to Customer's separate license of the
                -------------
                Software, 2Bridge hereby grants to Customer a nontransferable, nonexclusive license to use the 2Bridge Tools solely in connection with its authorized use of the Software and the Application.

7.   Maintenance and Support.  Maintenance and support of the Application is the
     -----------------------
sole responsibility of Customer. Maintenance and support of the Software may be contracted for separately by Customer at 2Bridge's then current rates and terms.

8.   Limited Warranty and Limitation of Liability
     --------------------------------------------

       8.1. Limited Warranty. 2Bridge warrants that for a period of ninety (90)
            ----------------
days from 2Bridge's completion of the Application (the "Warranty Period"), the Application will conform to the Specifications. If the Application is demonstrated not to conform to the Specifications during the Warranty Period, 2Bridge will, at 2Bridge's option, undertake to correct the Application so it conforms with such Specifications, or, if in 2Bridge's sole discretion, the foregoing is not commercially practicable, terminate this Agreement and refund the fees paid pursuant to Section 5 above.

       8.2. Exclusive Remedies. The foregoing are Customer's sole and exclusive
            ------------------
remedies for breach of warranty. The warranty set forth above is made to and for the benefit of Customer only. The warranty will apply only if: (i) the Software and the Application have been properly installed and used at all times and in accordance with the instructions for use; (ii) no modification, alteration or addition has been made to the Application by persons other than 2Bridge; (iii) the breach of Warranty is not caused, in whole or in part, by code, designs, or other materials supplied by Customer for inclusion in the Application; and (iii) the underlying operating system, browser, web server, or web server software has not been updated, replaced, or otherwise modified.

       8.3. Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH ABOVE, 2BRIDGE MAKES NO
            ----------
WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, REGARDING OR RELATING TO THE APPLICATION, SOFTWARE, 2BRIDGE TOOLS, DOCUMENTATION, OR ANY MATERIALS OR SERVICES FURNISHED OR PROVIDED TO CUSTOMER UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ANY MAINTENANCE AND SUPPORT. WITHOUT

LIMITATION OF THE FOREGOING, 2BRIDGE SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINTERRUPTION OF USE, AND FREEDOM FROM PROGRAM ERRORS WITH RESPECT TO THE APPLICATION, SOFTWARE, 2BRIDGE TOOLS, DOCUMENTATION, AND OTHER MATERIALS AND SERVICES DESCRIBED HEREIN. ANY BETA VERSIONS OF THE APPLICATION OR SOFTWARE PROVIDED TO CUSTOMER ARE DELIVERED "AS IS," WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES.

       8.4. Limitation of Liability.  NOTWITHSTANDING ANYTHING ELSE IN THIS
            -----------------------
AGREEMENT OR OTHERWISE, 2BRIDGE SHALL NOT BE LIABLE OR OBLIGATED WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT OR UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY AMOUNTS IN EXCESS IN THE AGGREGATE OF THE FEES PAID TO IT HEREUNDER. IN NO EVENT SHALL 2BRIDGE BE LIABLE TO ANY CUSTOMER OR ANY THIRD PARTY FOR ANY LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE APPLICATION, SOFTWARE, OR 2BRIDGE TOOLS OR THE FAILURE OF ANY SUCH ITEMS TO PERFORM, OR FOR ANY OTHER REASON OR ON ANY THEORY OF LIABILITY, EVEN IF 2BRIDGE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

       8.5. Additional. THE PROVISIONS OF THIS SECTION 8 ALLOCATE RISKS UNDER
            ----------
THIS AGREEMENT BETWEEN CUSTOMER AND 2BRIDGE AND ARE A FUNDAMENTAL PART OF THE BASIS OF 2BRIDGE'S BARGAIN HEREUNDER. 2BRIDGE WOULD NOT ENTER INTO THIS AGREEMENT ABSENT SUCH LIMITATION. No action arising out of any breach or claimed breach of this Agreement or transactions contemplated by this Agreement may be brought by either party more than one (1) year after the cause of action has accrued. For purposes of this Agreement, a cause of action will be deemed to have accrued when a party knew or reasonably should have known of the breach or claimed breach. No employee, agent, representative or affiliate of 2Bridge has authority to bind 2Bridge to any oral representations or warranty concerning the Application or the Software. Any written representation or warranty not expressly contained in this Agreement will not be enforceable.

9.   Indemnification for Infringement
     --------------------------------

       9.1. Indemnification. 2Bridge shall hold Customer harmless from
            ---------------
liability to third parties resulting from infringement by the Application of any U.S. copyright or from misappropriation of any trade secret, provided 2Bridge is promptly notified of any and all threats, claims and proceedings related thereto and given reasonable assistance and the opportunity to assume sole control over defense and settlement. 2Bridge will not be responsible for any settlement it does not approve in writing. The foregoing obligations do not apply with respect to the Application or portions or components thereof that are: (i) made in whole or in part in accordance to Customer specifications or supplied to 2Bridge by Customer for inclusion in the Application, (ii) modified after delivery by 2Bridge, (iii) combined with other products, processes or materials where the alleged infringement relates to such combination, (iv) where Customer continues allegedly infringing activity after being notified thereof or after being informed of modifications that would have avoided the alleged infringement, or
(v) where Customer's use of Application is not strictly in accordance with this Agreement. Customer will indemnify Company from all damages, settlements, attorneys' fees and expenses related to any claim of infringement or misappropriation excluded from Company's indemnity obligation by the preceding sentence. In the event that Application is held or is believed by 2Bridge to infringe, 2Bridge shall have the option, at its expense, to (i) modify the Application to be non-infringing, (ii) obtain for Customer a license to continue using the Application, or (iii) terminate this Agreement and refund to Customer the amortized fees paid under this Agreement for the development of the Application, depreciated on a straight-line basis over a five (5) year period. THE FOREGOING STATES THE ENTIRE LIABILITY OF 2BRIDGE AND CUSTOMER'S EXCLUSIVE REMEDIES WITH RESPECT TO INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS.

10.  Confidential Information.
     ------------------------

       10.1.  Treatment of Confidential Information. Each party hereto agrees
              -------------------------------------
that it shall use Confidential Information solely in accordance with the provisions of this Agreement. Neither party shall disclose the Confidential Information of the other, or permit it to be disclosed, directly or indirectly, to any third party both during the term of this Agreement and for a period of five (5) years after termination hereof, without the other party's prior written consent. Each party agrees to exercise due care in protecting the other's Confidential Information from unauthorized use and disclosure.

       10.2.  Equitable Relief. In the event of actual or threatened breach of
              ----------------
the provisions of Section 10.1, the parties agree that the non-breaching party will have no adequate remedy at law and will be entitled to immediate injunctive and other equitable relief, without bond and without the necessity of showing actual money damages.

11.  Term and Termination
     --------------------

       11.1.  Term. This Agreement will take effect on the Effective Date and
              ----
will remain in effect, unless earlier terminated in accordance with this Agreement, until all of the Services have been completed and fees have been paid.

       11.2.  Termination by Customer. This Agreement may be terminated by
              -----------------------
Customer upon thirty (30) days' prior written notice to 2Bridge, with or without cause, provided that no such termination will entitle Customer to a refund of any portion of the fees paid by Customer to 2Bridge pursuant to Section 5 above. In such event, Customer shall immediately pay 2Bridge all amounts due as of the date of such termination for all work in progress.

       11.3.  Termination by 2Bridge. 2Bridge may, by written notice to
              ----------------------
Customer, terminate this Agreement if any of the following events ("Termination Events") occur:

           (a) Customer fails to pay any amount due 2Bridge within thirty (30) days after 2Bridge sends an invoice to Customer for such payment; or

           (b) Customer is in material breach of any nonmonetary term, condition or provision of this Agreement, which breach, if capable of being cured, is not cured within thirty (30) days after 2Bridge gives Customer written notice of such breach; or

           (c) Customer (i) terminates or suspends its business, (ii) becomes insolvent, admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of creditors, or becomes subject to direct control of a trustee, receiver or similar authority, or (iii) becomes subject to any bankruptcy or insolvency proceeding under federal or state statutes.

     If any Termination Event occurs, termination will become effective immediately or on the date set forth in the written notice of termination, and Customer shall immediately pay to 2Bridge all amounts due as of the date of such termination for all work in progress.

       11.4.  Survival.  Any termination of this Agreement will not affect
              --------
Sections 4.3, 6.1, 8, 9, 10, 11.4, 11.5, and 14, which shall survive the termination or expiration of this Agreement. Section 6.2 shall survive the expiration or termination of this Agreement for any reason other than a Termination Event.

       11.5.  Return of Materials. Within thirty (30) days after the date of
              -------------------
termination or discontinuance of this Agreement for any reason whatsoever, (i) Customer shall return the Software, 2Bridge Tools, and all copies of the foregoing, in whole or in part, all Documentation relating thereto, and any other Confidential Information in its possession that is in tangible form, and (ii) 2Bridge shall return all Confidential Information and other proprietary materials of Customer in its possession. Notwithstanding the foregoing, 2Bridge may retain a reasonable number of copies of the Application solely for its archives and internal use.

12.  Nonassignment/Binding Agreement.  Neither this Agreement nor any rights
     -------------------------------
under this Agreement may be assigned or otherwise transferred by Customer, in whole or in part, whether voluntary or by operation of law, including by way of sale of assets, merger or consolidation, without the prior written consent of 2Bridge, which consent will not be unreasonably withheld. 2Bridge may subcontract or assign portions of its obligations and rights under this Agreement. Any such subcontract or assignment by 2Bridge is subject to Customer's consent, which consent shall not be unreasonably withheld or delayed. Subject to the foregoing, this Agreement will be binding upon and will inure to the benefit of the parties and their permitted successors and assigns.

13.  Notices.  Any notice required or permitted under the terms of this
     -------
Agreement or required by law must be in writing and must be (a) delivered in person, (b) sent by first class registered mail, or air mail, as appropriate, or
(c) sent by overnight air courier, in each case properly posted, fully prepaid to the appropriate address set forth herein, and sent to the attention of the
appropriate Contact Person.   Either party may change its address for notice by
notice to the other party given in accordance with this section. Notices will be considered to have been given at the time of actual delivery in person, three
(3) business days after deposit in the mail as set forth above, or one (1) day after delivery to an overnight air courier service.

14.  Miscellaneous
     -------------

       14.1.  Force Majeure. Neither party will incur any liability to the other
              -------------
party on account of any loss or damage resulting from any delay or failure to perform all or any part of this Agreement if such delay or failure is caused, in whole or in part, by events, occurrences, or causes beyond the control and without negligence of the parties. Such events, occurrences, or causes will include, without limitation, acts of God, strikes, lockouts, riots, acts of war, earthquake, fire and explosions, but the inability to meet financial obligations is expressly excluded.

       14.2.  Waivers; Enforcement. Any waiver of the provisions of this
              --------------------
Agreement or of a party's rights or remedies under this Agreement must be in writing to be effective. Failure, neglect, or delay by a party to enforce the provisions of this Agreement or its rights or remedies at any time will not be construed and will not be deemed to be a waiver of such party's rights under this Agreement and will not in any way affect the validity of the whole or any part of this Agreement or prejudice such party's right to take subsequent action. No exercise or enforcement by either party of any right or remedy under this Agreement will preclude the enforcement by such party of any other right or remedy under this Agreement or that such party is entitled by law to enforce.

       14.3.  Severability. If any term, condition, or provision in this
              ------------
Agreement is found to be invalid, unlawful or unenforceable to any extent, the parties shall endeavor in good faith to agree to such amendments that will preserve, as far as possible, the intentions expressed in this Agreement. If the parties fail to agree on such an amendment, such invalid term, condition or provision will be severed from the remaining terms, conditions and provisions, which will continue to be valid and enforceable to the fullest extent permitted by law.

       14.4.  Entire Agreement. This Agreement (including the Exhibits,
              ----------------
Specifications, and any addenda hereto signed by both parties) contains the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes all previous communications, representations, understandings and agreements, either oral or written, between the parties with respect to said subject matter, except as provided in Section 1.2 with respect to the definition of "Confidential Information."

       14.5.  Conflicting Terms. No terms, provisions or conditions of any
              -----------------
purchase order, acknowledgment or other business form that Customer may use in connection with the acquisition or licensing of the Software will have any effect on the rights, duties or obligations of the parties under, or otherwise modify, this Agreement, regardless of any failure of 2Bridge to object to such terms, provisions or conditions.

       14.6.  Amendment. This Agreement may not be amended, except by a writing
              ---------
signed by both parties.

       14.7.  No Export. Customer shall comply with all export laws and
              ---------
restrictions and regulations of the Department of Commerce, the United States Department of Treasury Office of Foreign Assets Control ("OFAC"), or other United States or foreign agency or authority, and shall not export, or allow the export or re-export of the Application in violation of any such laws, restrictions, or regulations. Customer shall obtain and bear all expenses relating to any necessary licenses and/or exemptions with respect to the export from the U.S. of all material or items deliverable by 2Bridge to any location. Customer may not export or re-export the Application without 2Bridge's prior written consent.

       14.8.  Publicity. Customer acknowledges that 2Bridge may desire to use
              ---------
its name in press releases, product brochures and financial reports indicating that Customer is a customer of 2Bridge, and Customer agrees that 2Bridge may use its name in such a manner, subject to Customer's consent, which consent shall not be unreasonably withheld or delayed.

       14.9.  Governing Law; Jurisdiction. This Agreement will be interpreted
              ---------------------------
and construed in accordance with the laws of the State of California and the United States of America, without regard to conflict of law principles or the United Nations Convention on Contracts for the International Sale of Goods. For any disputes arising out of this Agreement, the parties consent to the personal and exclusive jurisdiction of, and venue in, the state or federal court of San Francisco County, California.



IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


2BRIDGE                                   CUSTOMER

By:                                       By:
   --------------------------------          ------------------------------

Name:                                     Name:
     ------------------------------            ----------------------------

Title:                                    Title:
      -----------------------------             ---------------------------

Date:                                     Date:
     ------------------------------            ----------------------------

                                   EXHIBIT A
                                   ---------

1.   Customer:
     --------

     Company Name:
                       ------------------------------------------------------
          Address:
                       ------------------------------------------------------

                       ------------------------------------------------------
          Phone:
                       ------------------------------------------------------
          Fax:
                       ------------------------------------------------------


2.   Fee for Services:
     ----------------
                       ------------------------------------------------------

3.   Contact Person:
     ---------------

     Customer:
                       ------------------------------------------------------
     2Bridge:
                       ------------------------------------------------------

                                   EXHIBIT B
                      PROFESSIONAL SERVICES TO BE PROVIDED
                               STATEMENT OF WORK


This "Statement of Work" dated                    shall be subject to the terms
                               ------------------
and conditions of the "Services Agreement" between 2Bridge, hereafter "2Bridge"
and                              , hereafter "                             ",
    -----------------------------             -----------------------------
dated                    .
      -------------------


Project:
--------

1.  Project Objective and Primary Deliverable:
2. Development Process: All Deliverables developed according to the three-phase process outlined below. Key tasks will include to:

    .  Phase I: Define, Design & Development
       --------------------------------------

    Deliverables:  2Share server installed, configured, and populated with templates.

    .  Phase II: Uploading sample documents and Training
       -------------------------------------------------


    Deliverables:  Completed system with all Navigation & Graphics customization complete; Design & deployment program documents completed.


    .  Phase III: Final Test & Quality Assurance
       -----------------------------------------


    Deliverables:  System complete and customer-tested.  Documents will include
                   User Guide supplement, System Management Guide, Final design & deployment documents.


IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

2Bridge
                                       -------------------------------------

"2BRIDGE"                             "                                   "
                                       -----------------------------------


By:                                    By:
   ---------------------------------      ----------------------------------


Print Name:                             Print Name:
           -------------------------               -------------------------


Print Title:                            Print Title:
            ------------------------                ------------------------